Supplement to the
Fidelity® Balanced K6 Fund
October 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Laurie Mundt (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
BAL-K6-SUSTK-0324-102 1.9897821.102	March 8, 2024